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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                              ---------------------

         Date of Report (Date of earliest event reported:) July 29, 1999

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
                                     Iridium LLC
   Delaware                          0-22637-01                          52-1984342
(State or other               (Commission File Number)      (I.R.S. Employer Identification Number)
jurisdiction of
 organization)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800

                                 ---------------

                               Iridium Operating LLC
   Delaware                          0-22637-02                            52-2066319
(State or other               (Commission File Number)      (I.R.S. Employer Identification Number)
jurisdiction of
 organization)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800

                                 ---------------

                        Iridium World Communications Ltd.
    Bermuda                         0-22637                                52-2025291
(State or other             (Commission File Number)        (I.R.S. Employer Identification Number)
jurisdiction of
 organization)

           Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
                                 (441) 295-5950


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
                           Iridium Capital Corporation
    Delaware                      333-31741-03                             52-2048739
(State or other             (Commission File Number)        (I.R.S. Employer Identification Number)
jurisdiction of
 organization)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800

                                 ---------------

                                 Iridium IP LLC
    Delaware                      333-31741-01                             52-2048736
(State or other             (Commission File Number)        (I.R.S. Employer Identification Number)
jurisdiction of
 organization)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800

                                 ---------------

                               Iridium Roaming LLC
    Delaware                       333-31741-02                            52-2048734
(State or other              (Commission File Number)       (I.R.S. Employer Identification Number)
jurisdiction of
 organization)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800

                                 ---------------

                         Iridium Facilities Corporation
    Delaware                      33-44349-04                              52-2083969
(State or other             (Commission File Number)        (I.R.S. Employer Identification Number)
jurisdiction of
 organization)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800

                                 ---------------

     This current report on Form 8-K is filed jointly by Iridium LLC (the "Parent"), Iridium Operating LLC ("Operating"), Iridium World Communications Ltd. ("IWCL"), Iridium Capital Corporation ("Capital"), Iridium Roaming LLC ("Roaming"), Iridium IP LLC ("IP") and Iridium Facilities Corporation ("Facilities").

     IWCL acts as a member of the Parent and has no other business. Operating is a wholly owned subsidiary of the Parent. The business of Operating, operating the Iridium system and offering Iridium services, constitutes substantially all of the business of the Parent. Capital, Roaming, IP and Facilities are wholly owned subsidiaries of Operating.


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Item 5. Other Events

     Iridium LLC and its wholly owned operating subsidiary, Iridium Operating LLC ("Iridium") are in the process of negotiating a capital restructuring with their various creditors, vendors and equity holders.

     In connection with negotiations regarding the restructuring, Iridium has received a copy of a letter, dated July 29, 1999 (the "Chase Letter"), to Motorola, Inc. ("Motorola") from The Chase Manhattan Bank ("Chase"), as Administrative Agent under Iridium's $800 million Secured Credit Agreement (the "Secured Credit Agreement").

     The Chase Letter, in an apparent attempt to preserve a position, asserts that an event of default has occurred under the Secured Credit Agreement. This assertion is based on the claim that a "triggering" event under the Secured Credit Agreement occurred and, accordingly, Iridium is required to demand that Motorola provide a guarantee of $300 million of Iridium's borrowings under the Secured Credit Agreement and that Iridium has failed to make such a demand on a timely basis.

     If an event of default under the Secured Credit Agreement had occurred, Iridium would also be in default under its $750 million Credit Agreement guaranteed by Motorola (the "Guaranteed Credit Agreement") as a result of cross-default provisions in the Guaranteed Credit Agreement, and, if the lenders under the Secured Credit Agreement or the Guaranteed Credit Agreement accelerated the loans thereunder as a result of an event of default, Iridium also would be in default under its approximately $1.45 billion of Senior Notes.

     Each of Iridium and Motorola believe that no "triggering" event under the Secured Credit Agreement has occurred and, accordingly, an event of default under the Secured Credit Agreement for failure to demand a guarantee has not occurred.

     Iridium believes that the Chase Letter will not have a significant effect on the continuing restructuring negotiations among Motorola, Iridium, Iridium's bank lenders, its bond holders and its equity holders.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                         IRIDIUM WORLD COMMUNICATIONS LTD.

                         By_________/S/_________________
                          Name: F. Thomas Tuttle
                          Title: Secretary

                         IRIDIUM  LLC

                         By________/S/__________________
                          Name: F. Thomas Tuttle
                          Title: Secretary

                         IRIDIUM OPERATING LLC

                         By___________/S/_______________
                          Name: F. Thomas Tuttle
                          Title: Secretary

                         IRIDIUM CAPITAL CORPORATION

                         By___________/S/_______________
                          Name: F. Thomas Tuttle
                          Title: Secretary

                         IRIDIUM IP LLC

                         By___________/S/_______________
                          Name: F. Thomas Tuttle
                          Title: acting secretary

                         IRIDIUM ROAMING LLC
                         By____________/S/______________
                          Name: F. Thomas Tuttle
                          Title: acting secretary

                         IRIDIUM FACILITIES CORPORATION

                         By_____________/S/_____________
                          Name: F. Thomas Tuttle
                          Title: Secretary

Date: August 2, 1999